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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-85945) of Net2Phone, Inc. (the "Company") of our report dated September 29, 2000 with respect to the consolidated financial statements of the Company included in this Annual Report on Form 10-K for the year ended July 31, 2000, filed with the Securities and Exchange Commission.


                                         /s/ Ernst & Young LLP

New York, New York
October 27, 2000